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                                                                   Exhibit 10.35

                      EIGHTH AMENDMENT TO LOAN INSTRUMENTS

         THIS EIGHTH AMENDMENT TO LOAN INSTRUMENTS ("Eighth Amendment"), dated as of April 21, 1998, is among CITADEL BROADCASTING COMPANY, CITADEL LICENSE, INC., CITADEL COMMUNICATIONS CORPORATION, each a Nevada corporation, FINOVA CAPITAL CORPORATION, a Delaware corporation, in its individual capacity and as Agent for all Lenders (this and all other capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement described below, as amended) and the Lenders which are parties hereto.

                                 R E C I T A L S

         A. Borrowers, Agent and Lenders entered into an Amended and Restated Loan Agreement dated as of July 3, 1997, as amended (as amended to the date hereof, the "Loan Agreement").

         B. Borrowers have requested the consent of Lenders to the acquisition by CBC of the Property of Wilson Group, LLC, an Idaho limited liability company ("Seller"), used in the operation of Stations KIZN(FM) and KZMG(FM), each serving the Boise, Idaho market, and the assignment to CLI of the FCC Licenses used in the operation of such Stations (the "Eighth Amendment Acquisition"). Lenders have agreed to give such consent, subject to the execution of this Eighth Amendment and the performance of the terms and conditions set forth below.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. CONSENT TO ACQUISITIONS AND TRANSFER OF FCC LICENSES. Borrowers represent that attached hereto as Schedule 1 is a true and correct calculation of the Adjusted Leverage Ratio described in subsection 4.3.4 of the Loan Agreement, after giving effect to the Eighth Amendment Acquisition. Based on the attached Schedule 1, Lenders hereby consent to the Eighth Amendment Acquisition, subject to the satisfaction of the conditions contained in this Eighth Amendment.

         2. AMENDMENT TO LOAN INSTRUMENTS. The Loan Agreement and other Loan Instruments are amended as follows:

                  2.1 SECTION 1.1 OF THE LOAN AGREEMENT. Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Applicable Ratio" contained therein and substituting the following in lieu thereof:

                      "Applicable Ratio": on the last day of any month during the period set forth below the ratio set forth opposite such period:



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               Each Month During Period                           Ratio
               ------------------------                           -----

               Closing Date through November 1997                 6.75
               December 1997 through February 1998                6.50
               March 1998 through June 1998                       7.0
               July 1998 through August 1998                      6.75
               September 1998 through October 1998                6.5
               November 1998                                      6.25
               December 1998 through May 1999                     6.0
               June 1999 through November 1999                    5.75
               December 1999 through May 2000                     5.5
               June 2000 through November 2000                    5.25
               December 2000 through May 2001                     5.0
               June 2001 through November 2001                    4.75
               December 2001 through May 2002                     4.5
               June 2002 through November 2002                    4.25
               December 2002 through June 2003                    4.0"

                  2.2 EXHIBITS TO LOAN INSTRUMENTS. Upon the consummation of the Eighth Amendment Acquisition (i) Borrowers shall deliver to Agent amendments to the Exhibits attached to each Loan Instrument (the "Exhibit Amendments") which require modification due to such Eighth Amendment Acquisition and (ii) the Exhibit Amendments applicable to the Eighth Amendment Acquisition shall be deemed to be part of the applicable Loan Instrument.

                  2.3 USE AGREEMENT. Upon the consummation of the Eighth Amendment Acquisition, Borrowers shall deliver to Agent a Use Agreement, in a form substantially similar to the Amended and Restated Use Agreement, reflecting the use by CBC of the FCC Licenses acquired in the Eighth Amendment Acquisition.

         3. CONDITIONS TO EFFECTIVENESS. This Eighth Amendment shall not become effective with respect to each of the Eighth Amendment Acquisition unless and until (a) all of the conditions set forth in Section 4.3 of the Loan Agreement are satisfied with respect to the Eighth Amendment Acquisition in a manner satisfactory to Agent as evidenced by a letter from Agent to CBC with respect thereto and (b) Borrowers shall have paid to Agent a non-refundable amendment fee of $50,000.00.

         4. FEES AND EXPENSES. Borrowers hereby agree to reimburse Lenders for all fees and expenses incurred in connection with the consummation of the transactions contemplated by this Eighth Amendment.

         5. REPRESENTATIONS AND WARRANTIES. In order to induce Lenders to execute this Eighth Amendment, each Obligor represents and warrants to Lenders that the representations and warranties made by each such Person in each of the Loan Instruments to which such Person

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is a party, as such Loan Instruments have been amended, are true and correct in all material respects as of the date hereof and shall be true and correct on the date of the consummation of the Eighth Amendment Acquisition, except to the extent such representations and warranties by their nature relate to an earlier date.

         6. CONFIRMATION OF EFFECTIVENESS. Guarantor hereby consents to the execution of this Eighth Amendment. Each Obligor hereby agrees that each Loan Instrument executed by such Person remains in full force and effect in accordance with the original terms thereof as amended.

         7. COUNTERPARTS. This Eighth Amendment may be executed in one or more counterparts, each of which counterparts shall be deemed to be an original, but all such counterparts when taken together shall constitute one and the same instrument.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

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         IN WITNESS WHEREOF, this Eighth Amendment has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

                                  CITADEL BROADCASTING COMPANY,
                                  CITADEL LICENSE, INC. and CITADEL
                                  COMMUNICATIONS CORPORATION, each a
                                  Nevada corporation


                                  By:
                                     ------------------------------------------
                                       Donna L. Heffner
                                       Vice President of each corporation


                                  FINOVA CAPITAL CORPORATION, a Delaware
                                  corporation, individually and as Agent


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------


                                  BANKBOSTON, N.A.


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------


                                  NATIONSBANK OF TEXAS, N.A.


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------



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                                  THE BANK OF NEW YORK


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------


                                  UNION BANK OF CALIFORNIA, N.A.


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------

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               LIST OF AMENDMENTS TO EXHIBITS TO LOAN INSTRUMENTS


Exhibit A                  -             Assignment of Leases

Exhibit 1J                 -             Broadcast Markets

Exhibit 1K                 -             CBC Stations

Exhibit 1M                 -             Corporate Overhead

Exhibit 1N                 -             Assignment of Acquisition Instruments

Exhibit 1S                 -             List of Current Leases and Lessors

Exhibit 5.5.2              -             FCC Licenses

Exhibit 5.5.5              -             Business Locations

Exhibit 5.8                -             Litigation

Exhibit 5.12               -             Patents, Trademarks and Franchises

Exhibit 5.19.1             -             Employee Benefit Plans


[Pursuant to Regulation S-K, Item 601(b)(2), Registrant agrees to furnish supplementally a copy of these exhibits to the Securities Exchange Commission upon request.]

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